UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-23708

11 Dupont Circle NW, 9th Floor
Washington, D.C. 20036
(Address of Principal Executive Offices)

(202) 584-0550
(Registrant’s Area Code and telephone number)

Michelle A. Mirabal
Rise Companies Corp.
11 Dupont Circle NW, 9th Floor
Washington, D.C. 20036
(Name and Address of Agent for Service)

Copies to:

Elizabeth J. Reza
Ropes & Gray LLP
800 Boylston Street
Boston, Massachusetts 02199

Date of fiscal year end: March 31

Date of reporting period: July 25, 2022 through March 31, 2023

Item 1.  Reports to Stockholders

Fundrise Growth Tech Fund, LLC
Annual Report
For the Period Ended
March 31, 2023

TABLE OF CONTENTS
Management Discussion of Fund Performance (Unaudited) 3
Performance Chart and Analysis (Unaudited) 5
Schedule of Investments 6
Statement of Assets and Liabilities 7
Statement of Operations 8
Statement of Changes in Net Assets 9
Financial Highlights 10
Notes to Financial Statements 11
Report of Independent Registered Public Accounting Firm 22
Additional Information (Unaudited) 23

Fundrise Growth Tech Fund, LLC
Management Discussion of Fund Performance (UNAUDITED)
March 31, 2023

Dear Fellow Shareholders,
We are pleased to present the annual report of the Fundrise Growth Tech Fund, LLC (the “Fund”). We believe the Fund is off to a strong start, especially compared to the Cambridge Associates LLC U.S. Venture Capital Index, a technology investment benchmark that we believe is most comparable to the Fund. During the reporting period, the public markets saw elevated volatility while venture funds are generally poised to have their worst year since the dot com crash in the early 2000s. On the other hand, our measured approach to capital deployment allowed us to avoid the lofty valuations in many VC deals last year that we suspect those investors will come to regret. We’ve assumed a defensive position with large cash and liquid securities holdings in order to enable the Fund to be well positioned to capitalize on attractive opportunities once technology markets are closer to bottoming, which we expect to see later this year. This defensive, cash-heavy approach resulted in slight underperformance relative to public securities benchmarks but allows for optionality that we anticipate will be critical for future performance. The Fund returned +0.50% for the period July 25, 2022 (commencement of investment operations) through March 31, 2023. During the same period the NASDAQ
Composite Index returned +3.73% and the BVP NASDAQ Emerging Cloud Index returned +1.93%. The Cambridge Associates
LLC U.S. Venture Capital Index returned -2.35% in Q3 2022 and -7.31% in Q4 2022
(1)
.
The Cambridge Associates LLC U.S. Venture Capital Index tracks thousands of U.S.-based venture capital funds. The private nature of these funds, the lag in reporting and aggregation of their data precludes it as a formal benchmark, but given our focus on the private markets, we believe the Cambridge Venture Capital Index is the most relevant comparison. While we don’t have Cambridge data for Q1 and the Q4 data is only preliminary, we anticipate that our deliberate and defensive approach to deployment allowed us to outperform the benchmark by a significant margin.
This past year saw sustained high levels of inflation. To combat this record high inflation, the Federal Reserve conducted its fastest ever period of interest rate hikes, raising the benchmark Fed Funds rate from 0-0.25% in January 2022 to 5.00-5.25% in May
2023. As expected, this plan to methodically slow down the economy and withdraw liquidity from the market through the use of monetary policy has also led to a sharp decline in asset values across nearly all sectors, with the technology sector being among the most acutely impacted. The step-change evolution in the macro environment presents unique challenges and opportunities for the
Fund. In the face of these developments, we have maintained our focus on understanding the shifts in the venture landscape and adapting our strategy accordingly. This wasn’t the macro environment we anticipated when we initially planned on expanding into the venture ecosystem. And while it may prove to be one of the most attractive markets to invest in, it’s worth taking stock of where the market sits today, what our outlook is going forward, and what has and hasn’t changed since we launched the Fund.
During the three quarters of the Fund’s life (Q3 ‘22 - Q1 ‘23), broader venture capital activity declined by over 50% to a total of
$125 billion deployed compared to $266 billion in the same period one year prior. This steep decline occurred despite venture investors sitting on a record amount of deployable capital (“dry powder”) after 2022 fundraising topped the already record breaking
2021. So how does the banner fundraising square with the sharp decline in deployment? We believe it is a confluence of a dramatic reset in the valuation environment of public technology companies, the significant runway of the best companies, and a more tepid outlook for VC fund growth.
Valuation multiples peaked in the public markets in late 2021 with a median B2B SaaS company commanding a 15 - 20x revenue multiple and some of the highest growth companies stretching into the 50 - 80x range! Those multiples declined 60 - 70% from the peak to the 5-7x range for a median company and 8 - 12x for the highest growth companies currently
(2)
. A 65% decline in valuation
would require the company to almost triple its revenue to achieve the same prior valuation. In the private markets, companies enjoyed valuation multiples at or above comparable levels in the public markets. But unlike public companies whose valuations are updated in real- time, private companies are valued only when they elect to raise additional capital. Startups were more than willing to be valued at historically high valuation multiples and chose to raise record amounts in 2020 and 2021. But with a new valuation paradigm and healthy cash balances, companies saw little incentive to raise in 2022, which we don’t expect to change in the near term.
Venture exit activity has also suffered, plummeting 94% in Q3 ‘22 - Q1 ‘23 compared to the same period a year prior, according to data from Pitchbook based on ~100 B2B software businesses from June 2021 to May 2023. The initial public offering market, in particular, has come to a standstill, and it appears that a revival will only occur when companies are willing to face the reality of lower revenue multiples in the public markets. The decline in exit activity has knock on effects for the venture capital deployment.
Exits are a key source for limited partners to redeploy back into the venture ecosystem, so a prolonged slowdown in exits may prompt venture investors to slow their deployment in order to preserve capital.
(1) Reflects preliminary Q4 returns for the Cambridge Associates U.S. Venture Capital Benchmark. .
(2) Valuation data per Pitchbook based on ~100 B2B software businesses from June 2021 to May 2023.

Fundrise Growth Tech Fund, LLC
Management Discussion of Fund Performance (UNAUDITED)
March 31, 2023

Recognizing the uncertainty surrounding valuations, we remain patient and opportunistic in our approach. It may take some time for a consensus to emerge and be accepted in the private markets, but our focus is on identifying and investing in exceptional companies that can weather the current challenges and emerge as leaders in their respective industries. We don’t expect the valuation environment to quickly revert to the elevated levels we saw in 2021 as some market participants may hope. We are comfortable being patient and avoiding the pitfalls of paying peak prices. We anticipate that in the near term, the most attractive investment opportunities will be found in the public markets. Our defensive position, characterized by large cash and liquid securities holdings, is central to our strategy, as it enables us to preserve optionality and capitalize on attractive opportunities as they arise. Once a more sustainable price equilibrium has been reached in the private markets, we will be well-prepared to attempt to seize the most promising opportunities.
As we continue to navigate this complex market environment, we will closely monitor the market, deploy capital judiciously and ensure that we remain well-positioned to capitalize on compelling opportunities as the macro environment evolves. We are committed to delivering long-term value to our investors by staying true to our investment principles and adapting our strategy to the changing landscape. As ever, we are the tortoise not the hare.
Onward,
Ben Miller
Chief Executive Officer
Fundrise Advisors, LLC

Fundrise Growth Tech Fund, LLC
PERFORMANCE CHART AND ANALYSIS (UNAUDITED)
March 31, 2023

The following reflects the change in the value of a hypothetical $10,000 investment, including reinvested dividends and distributions, in the Fundrise Growth Tech
Fund, LLC compared with the performance of the benchmarks, NASDAQ Composite Index and the BVP NASDAQ Emerging Cloud Index, for the period July 25,
2022* through March 31, 2023.
\
*Fundrise Growth Tech Fund, LLC commenced investment operations on July 25, 2022.
The NASDAQ Composite Index is an unmanaged stock market index which includes almost all stocks listed on the NASDAQ stock exchange and includes the reinvestment of all dividends. Investors cannot invest directly in an index or benchmark.
The BVP NASDAQ Emerging Cloud Index is an unmanaged index that tracks the performance of emerging public companies primarily involved in providing cloud software to their customers and includes the reinvestment of all dividends. Investors cannot invest directly in an index or benchmark.
The performance data quoted is historical. Past performance is no guarantee of future results. The performance table and graph do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. The investment return and principal value of an investment will fluctuate. An investor’s shares, when repurchased, may be worth more or less than the original cost. Total returns are calculated using closing Net Asset Value as of March 31, 2023 and are calculated assuming reinvestment of all dividends and distributions.
The Fund intends to make distributions necessary to maintain its qualification for taxation as a regulated investment company. The Fund does not expect to declare any distributions until the proceeds from the Fund’s initial offering are invested and generating operating cash flow. Once the Fund is generating operating cash flows, it expects to declare and make distributions on a quarterly basis, or more or less frequently as determined by the Board, in arrears. A portion of the distribution may include a return of capital. Shareholders should not assume that the source of a distribution from the Fund is net profit. Although return of capital distributions are not currently taxable, such distributions will have the effect of lowering a shareholder’s tax basis in the shares which will result in a higher tax liability when the shares are repurchased, even if they have not increased in value, or, in fact, have lost value. Distributions are not guaranteed.
Average Annual Total Returns Period Ended March 31, 2023
Since Fund
Inception*
Fundrise Growth Tech Fund, LLC
0.50%
NASDAQ Composite Index
3.73%
BVP NASDAQ Emerging Cloud Index
1.93%

Fundrise Growth Tech Fund, LLC
Schedule of Investments
March 31, 2023

See accompanying notes to the financial statements.
Par/Shares (000s) Description Acquisition Date
Value (000s) as of
March 31, 2023
Equity Securities - 8.3%
Common Stock - 1.4%
Technology - 1.4%
80 Immuta , Inc.
 (1)(2)(3)
(Cost $1,022) 03/28/2023
$ 1,022
Preferred Stock - 6.9%
Technology - 6.9%
555 Vanta Series B-1 Preferred Stock
 (1)(2)(3)
(Cost $5,000) 09/07/2022
$ 5,000
Total Equity Securities (Cost $6,022) $ 6,022
Fixed Income Securities - 28.9%
Corporate Convertible Bonds - 8.9%
Technology - 8.9%
$ 1,000 Cloudflare, Inc., 4.80%, 08/15/26
 (4)(5)
$ 850
2,000 Confluent, Inc., 5.87%-6.17%, 01/15/27
 (4)(5)
1,590
1,000 Jamf Holding Corp., 0.13%, 09/01/26
 (4)
828
1,000 Okta, Inc., 0.38%, 06/15/26
 (4)
856
1,000 Splunk, Inc., 1.13%, 06/15/27
 (4)
859
2,000 Unity Software, Inc., 6.71%-6.96%, 11/15/26
 (4)(5)
1,559
Total Corporate Convertible Bonds (Cost $6,592) $ 6,542
Corporate Non-Convertible Bonds - 20.0%
Technology - 20.0%
$ 2,000 Block, Inc., 3.50%, 06/01/31
 (4)
$ 1,644
1,000 Block, Inc., 2.75%, 06/01/26
 (4)
913
2,250 Elastic NV, 4.13%, 07/15/29
 (4)
1,923
1,000 Match Group Holdings II, LLC, 5.63%, 02/15/29
 (4)
941
3,500 Roblox Corp., 3.88%, 05/01/30
 (4)
3,005
1,000 Uber Technologies, Inc., 6.25%, 01/15/28
 (4)
999
1,000 Twilio, Inc., 3.88%, 03/15/31 850
2,000 Twilio, Inc., 3.63%, 03/15/29 1,727
3,000 ZoomInfo Technologies, LLC/ZoomInfo Finance Corp., 3.88%, 02/01/29
 (4)
2,601
Total Corporate Non-Convertible Bonds (Cost $14,386) $ 14,603
Total Fixed Income Securities (Cost $20,978) $ 21,145
Short-Term Investments - 61.0%
39,087 Allspring Government Money Market Fund, Select Class Shares, 4.69%
 (6)
$ 39,087
5,542 Northern Institutional U.S. Government Select Portfolio, 4.70%
 (6)
5,542
Total Short-Term Investments (Cost $44,629) $ 44,629
Total Investments - 98.2% (Cost $71,629) $ 71,796
Other assets in excess of liabilities - 1.8% 1,336
Total Net Assets - 100.0% $ 73,132
(1) Represents investments classified as Level 3 within the three-tier fair value hierarchy.
(2) Represents a non-income producing security.
(3) Restricted security. The aggregate value of restricted securities as of March 31, 2023 is approximately $6,022 (in thousands) and represents 8.3% of net assets.
See Note 2, Summary of Significant Accounting Policies – Fair Value Measurement for additional information.
(4) Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold to qualified institutional buyers in transactions exempt from registration. At the period end, the value of these securities amounted to $18,568 (in thousands) or 25.4% of net assets.
(5) Zero coupon bond. Interest rate presented is yield to maturity.
(6) Rate disclosed is representative of the Fund's seven-day effective yield as of March 31, 2023.
PORTFOLIO COMPOSITION (As of March 31, 2023) (Unaudited)
Security Type
Percent of Total
Investments
Common Stock 1.4%
Preferred Stock 7.0%
Corporate Convertible Bonds 9.1%
Corporate Non-Convertible Bonds 20.3%
Short-Term Investments 62.2%
Total Investments 100.0%

Fundrise Growth Tech Fund, LLC
STATEMENT OF ASSETS AND LIABILITIES
March 31, 2023

See accompanying notes to financial statements.
(Amounts in thousands, except share and per share data)
Assets
Investments, at value (Cost $71,629) $ 71,796
Cash 1,512
Interest and dividends receivable from investments 324
Prepaid expenses 196
Total Assets
$ 73,828
Liabilities
Payable to Adviser $ 515
Fund services fees 19
Accounts payable and accrued expenses 162
Total Liabilities
$ 696
Total Net Assets
$ 73,132
Components of Net Assets
Paid-in capital $ 72,633
Distributable earnings 499
Total Net Assets
$ 73,132
Net Asset Value
Net assets $ 73,132
Common shares outstanding as of March 31, 2023; unlimited shares authorized 7,276,541
Net Asset Value Per Share $ 10.05

Fundrise Growth Tech Fund, LLC
STATEMENT OF OPERATIONS
FOR THE PERIOD MAY 11, 2022
(1)
TO MARCH 31, 2023

See accompanying notes to the financial statements.
(Amounts in thousands)
Investment Income
Dividend income from investments $ 808
Interest income from investments 191
Total Investment Income
$ 999
Expenses
Management fees $ 538
Fund services fees 90
Custody fees 40
Professional fees 269
Directors’ fees and expenses 144
Organizational expenses
385
Offering costs
214
Other expenses 124
Total Expenses $ 1,804
Fees waived and expenses reimbursed
(1,003)
Net Expenses
$ 801
Net Investment Income
$ 198
Net Unrealized Gain on Investments
Net change in unrealized appreciation/depreciation on investments
$ 167
Total Unrealized Gain on Investments
$ 167
Net Increase in Net Assets Resulting from Operations
$ 365
(1) Effective date of the Fund’s Registration Statement .

Fundrise Growth Tech Fund, LLC
STATEMENT OF CHANGES IN NET ASSETS

See accompanying notes to financial statements.
(Amounts in thousands)
For the Period
May 11, 2022
(1)
to
March 31, 2023
Operations:
Net investment income $ 198
Net change in unrealized appreciation/depreciation on investments 167
Net Increase in Net Assets Resulting from Operations
$ 365
Capital Share Transactions:
Proceeds from sale of shares $ 73,124
Repurchase of shares
(457)
Net Increase in Net Assets from Capital Share Transactions
$ 72,667
Net Increase in Net Assets
$ 73,032
Net Assets:
Beginning of Period
$ 100
End of Period
$ 73,132
(1) Effective date of the Fund’s Registration Statement .

Fundrise Growth Tech Fund, LLC
FINANCIAL HIGHLIGHTS

See accompanying notes to financial statements.
For the Period
July 25, 2022
(1)
to
March 31, 2023
Net Asset Value, Beginning of Period
$ 10.00
Income from Investment Operations
Net investment income
(2)
0.05
Net realized and unrealized gain on investments
0.00
(3)
Total Income from Investment Operations
0.05
Net Asset Value, End of Period
$ 10.05
Total Investment Return Based on Net Asset Value
(4)
0.50%
(5)
Ratios and Supplemental Data
Net assets, end of period (thousands) $ 73,132
Ratio of gross expenses to average net assets
(6)(7)
6.18%
(8)
Ratio of net expenses to average net assets
(6)
2.74%
(8)
Ratio of net investment income to average net assets 0.68%
(8)
Portfolio turnover rate –%
(5)
(1) Commencement of investment operations.
(2) Based on average shares outstanding.
(3) Less than $0.01 per share.
(4) Total investment returns for the period ended March 31, 2023 would have been lower had certain expenses not been waived or borne by the Adviser during the period. The Expense Limitation Agreement remains in effect through June 2023. See Note 6, Investment Manager Fees and Other Related
Party Transactions for further information.
(5) Not annualized.
(6) Excludes acquired fund fees and expenses of underlying investment company investments.
(7) Reflects the expense ratio excluding any waivers and/or reimbursements.
(8) Annualized.

Fundrise Growth Tech Fund, LLC
Notes to Financial Statements
March 31, 2023

1. Formation and Organization
Fundrise Growth Tech Fund, LLC (the “Fund” or the “Registrant”) is a Delaware limited liability company and intends to elect to be taxed as a regulated investment company (“RIC”) for U.S. federal income tax purposes under Part I of Subchapter M of Chapter 1 of the Internal Revenue Code of 1986, as amended (the “Subchapter M”), commencing with its taxable year ending March 31, 2023.
The Fund is organized as a continuously offered, non-diversified, closed-end management investment company registered under the
Investment Company Act of 1940, as amended (the “1940 Act”). The Fund’s registration statement was declared effective on May
11, 2022. The Fund commenced investment operations on July 25, 2022.
The Fund’s investment objective is to provide total return primarily through long-term capital appreciation. The Fund seeks to achieve its investment objective by investing in technology companies, with a primary focus on the equity securities (e.g., common stock, preferred stock, and convertible debt) of certain privately held, mid-to-late-stage, growth companies (“Portfolio Companies”), or other investments (including derivatives and debt) that have economic characteristics similar to investments in technology companies. Generally, the Fund’s investment strategy is to invest at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in the securities of private and public technology and technology-related companies (referred to herein as “technology companies”) and other investments (including derivatives and debt) that have economic characteristics similar to investments in technology companies.
The investment adviser to the Fund is Fundrise Advisors, LLC (the “Adviser”), an investment adviser registered with the U.S.
Securities and Exchange Commission (“SEC”) under the Investment Advisers Act of 1940, as amended. The Adviser is a wholly-
owned subsidiary of Rise Companies Corp. (“Rise Companies” or the “Sponsor”), the Fund’s sponsor. Subject to the supervision of the Board of Directors of the Fund (the “Board”), the Adviser is responsible for directing the management of the Fund’s business and affairs, managing the Fund’s day-to-day affairs, and implementing the Fund’s investment strategy.
2. Summary of Significant Accounting Policies
Basis of Presentation
The accompanying financial statements of the Fund are prepared in accordance with accounting principles generally accepted in the United States (“U.S. GAAP”). The Fund is an investment company and follows the accounting and reporting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946, Financial
Services - Investment Companies (“ASC 946”). The Fund maintains its financial records in U.S. dollars and follows the accrual basis of accounting.
The estimates and assumptions underlying these financial statements are based on information available as of March 31, 2023, including judgments about the financial market and economic conditions which may change over time.
Estimates
The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.
Cash and Cash Equivalents
Cash and cash equivalents may consist of demand deposits and highly liquid investments with original maturities of three months or less. The Fund may invest its cash in an institutional money market fund, valued at the net asset value (“NAV”) as of the close of each business day. The Fund’s uninvested cash is maintained with a high credit quality financial institution. To date, the Fund has not experienced any losses with respect to cash and cash equivalents.
Valuation Oversight
In connection with SEC Rule 2a-5, effective September 2022, the Board has approved the Adviser as the Fund’s Valuation Designee
(“Valuation Designee”), to provide administration and oversight of the Fund’s valuation policies and procedures. The Fund values its investments in accordance with such procedures. Generally, portfolio securities and other assets for which market quotations are readily available are valued at market value, which is ordinarily determined on the basis of official closing prices or the last reported sales prices. If market quotations are not readily available or are deemed unreliable, the Fund will use the fair value of the securities

Fundrise Growth Tech Fund, LLC
Notes to Financial Statements
March 31, 2023

or other assets as determined by the Adviser in good faith, taking into consideration all available information and other factors that the Adviser deems pertinent, in each case subject to the overall supervision and responsibility of the Board.
In calculating the Fund’s net asset value, the Adviser, subject to the oversight of the Board, uses various valuation methodologies.
To the extent practicable, the Adviser generally endeavors to maximize the use of observable inputs and minimize the use of unobservable inputs by requiring that the most observable inputs are to be used when available. The availability of valuation techniques and observable inputs can vary from investment to investment and are affected by a wide variety of factors. When valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment, and may involve alternative methods to obtain fair values where market prices or market-based valuations are not readily available. As a result, the Adviser may exercise a higher degree of judgment in determining fair value for certain securities or other assets.
Fair Value Measurement
The following is a summary of certain methods generally used currently to value investments of the Fund under the Fund’s valuation procedures:
The Fund applies FASB ASC Topic 820, Fair Value Measurement, as amended, which establishes a framework for measuring fair value in accordance with U.S. GAAP and required disclosures of fair value measurement. U.S. GAAP defines the fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date.
The Fund determines the fair value of certain investments in accordance with the fair value hierarchy that requires an entity to maximize the use of observable inputs. The fair value hierarchy includes the following three levels based on the objectivity of the inputs, which were used for categorizing the assets or liabilities for which fair value is being measured and reported:
Level 1 – Quoted market prices in active markets for identical assets or liabilities.
Level 2 – Significant other observable inputs (e.g., quoted prices for similar items in active markets, quoted prices for identical or similar items in markets that are not active, inputs other than quoted prices that are observable such as interest rate and yield curves, and market-corroborated inputs).
Level 3 – Valuation generated from model-based techniques that use inputs that are significant and unobservable in the market. These unobservable assumptions reflect estimates of inputs that market participants would use in pricing the asset or liability. Valuation techniques may include use of discounted cash flow methodologies or similar techniques, which incorporate management’s own estimates of assumptions that market participants would use in pricing the instrument or other valuation assumptions that require significant management judgment or estimation.
Investments in registered investment companies, including money market funds, are valued at the NAV as of the close of each business day. To the extent these securities are actively traded, they are categorized in Level 1 of the fair value hierarchy.
Fixed income securities may be valued by an outside pricing service overseen by the Valuation Designee. The pricing service may employ a pricing model that takes into account, among other things, bids, yield spreads and/or other market data and specific security characteristics. In the event prices or quotations are not readily available or that the application of these valuation methods results in a price for an investment that is deemed to be not representative of the fair value of such investment, fair value will be determined in good faith by the Valuation Designee, in accordance with the valuation policy and procedures approved by the Board.
To the extent these securities are actively traded, they are categorized in Level 2 of the fair value hierarchy.
The majority of the Fund’s investments are expected to have no readily available market quotations and, as such, will be valued at fair value in good faith. There is no single standard for determining the fair value of a security. Rather, fair value calculations will involve significant professional judgment in the application of both observable and unobservable attributes. For mid-to-late growth
Portfolio Companies, traditional valuation methods (e.g., discounted cash flow) are often a less reliable tool for valuing investments in accordance with ASC 820. As such, until the Portfolio Companies grow to a point where traditional valuation methods apply, the Fund will value its investments based on the Portfolio Company’s progression through capital raising cycles. Late-stage private companies or “pre-IPO companies” traditionally raise capital from investors in organized funding rounds. During such funding

Fundrise Growth Tech Fund, LLC
Notes to Financial Statements
March 31, 2023

rounds, a pre-IPO company will seek a lead investor who will, to their best effort, define a valuation of the company. Therefore, the valuation of the Fund’s Portfolio Companies may be adjusted when a new valuation is set by the lead investor in the next funding round. As such, the Fund also intends to adjust the valuation of its Portfolio Companies with each new funding round, which is the generally accepted methodology for the valuation of pre-IPO companies like the ones the Fund intends to invest in. However, while the valuation as of the latest funding round is a prominent factor in the Fund’s valuation process, it is not the only factor that the
Fund will consider when valuing its portfolio investments.
The Fund may establish certain thresholds or triggers that intend to capture fundamental changes in the value of the Portfolio
Company that would affect the anticipated return on the Fund’s investment. Examples of certain thresholds or triggers may include, an unexpected business or technology breakthrough, faster than anticipated revenue growth, a fundamental failure of the technology, the loss of a key customer, or the success of a competitor in the same industry. Additionally, the Fund may consider several additional factors (if present), including but not limited to the implied valuation of the asset as reflected by stock purchase contracts reported in private markets, fundamental analytical data relating to the investment in the security, the nature and duration of any restriction on the disposition of the security, the cost of the security at the date of purchase, or the liquidity of the market for the security. The Fund may also consider periodic financial statements (audited and unaudited) or other information provided by the Portfolio Companies to investors or prospective investors, to the extent that it is available.
Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of the Fund’s investments may differ significantly from the values that would have been used had a readily available market value existed for such investments, and the differences could be material.
The following is a summary of the inputs used as of March 31, 2023, in valuing the Fund’s investments carried at fair value
(amounts in thousands) :
The following is a summary of quantitative information about the significant unobservable inputs of the Fund’s Level 3 investments as of March 31, 2023 (amounts in thousands) . The weighted average range of unobservable inputs is based on the fair value of investments. The tables are not intended to be all-inclusive but instead capture the significant unobservable inputs relevant to the
Fund’s determination of fair value.
Level 1 Level 2 Level 3 Total
Common Stock $ – $ – $ 1,022 $ 1,022
Preferred Stock – – 5,000 5,000
Corporate Convertible Bonds – 6,542 – 6,542
Corporate Non-Convertible Bonds – 14,603 – 14,603
Short-Term Investments 44,629 – – 44,629
Total Investments
$ 44,629 $ 21,145 $ 6,022 $ 71,796
Investment Fair Value Valuation Technique Unobservable Input
Range (Weighted
Average)
Impact to Valuation
from an Increase in
Input
(1)
Common Stock $ 1,022 Recent Transaction Transaction Price N/A Increase
Preferred Stock 5,000 Recent Transaction Transaction Price N/A Increase
(1) Represents the expected directional change in the fair value of the Level 3 investments that would result from an increase in the corresponding input. A decrease to the unobservable input would have the opposite effect. Significant changes in these inputs could result in significantly higher or lower fair value measurements.

Fundrise Growth Tech Fund, LLC
Notes to Financial Statements
March 31, 2023

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value (amounts in thousands) :
Restricted Securities
The Fund may purchase securities for which there is a limited trading market or which are subject to restrictions on resale to the public. Restricted securities and securities for which there is a limited trading market may be significantly more difficult to value due to the unavailability of reliable market quotations for such securities, and investment in such securities may have an adverse impact on NAV. The Fund may purchase Rule 144A securities for which there may be a secondary market of qualified institutional buyers as contemplated by Rule 144A under the Securities Act. Rule 144A provides an exemption from the registration requirements of the
Securities Act for the resale of certain restricted securities to qualified institutional buyers. Restricted securities held at March 31,
2023 are identified within the Schedule of Investments.
Organizational and Offering Costs
Organizational and offering costs of the Fund are initially being paid by the Adviser on behalf of the Fund.
Organizational costs may include, among other things, the cost of organizing as a Delaware limited liability company, the cost of certain legal services and other fees pertaining to the Fund’s organization. These costs are expensed as incurred by the Fund.
Offering costs may include, among other things, legal, printing and other expenses pertaining to offering the Fund’s Shares. Any offering costs paid by the Adviser prior to commencement of investment operations will be recorded as a Payable to Adviser.
Thereafter, these offering costs will be amortized over 12 months on a straight-line basis. Ongoing offering costs will be expensed as incurred.
All organizational and offering costs of the Fund paid by the Adviser are subject to reimbursement pursuant to the Expense
Limitation Agreement as described in Note 6 , Investment Manager Fees and Other Related Party Transactions .
Income Taxes
The Fund intends to elect to be taxed as a RIC under the Code, and intends to operate as such, commencing with the taxable year ending March 31, 2023. To qualify as a RIC, the Fund must meet certain organizational and operational requirements, including a requirement to distribute at least 90% of the Fund’s annual investment company taxable income (“ICTI”) to the shareholders of the
Fund (“Shareholders”) (which is computed without regard to the dividends paid deduction and generally equals the Fund’s ordinary income plus the excess of its net short-term capital gains over its net long-term capital losses, minus deductible expenses). As a RIC, the Fund generally will not be subject to U.S. federal income tax to the extent it distributes qualifying dividends to its Shareholders.
Even if the Fund qualifies for taxation as a RIC, it may be subject to certain state and local taxes on its income and property, and federal income and excise taxes on its undistributed income. The tax period for the taxable year ending March 31, 2023 and all tax periods following remain open to examination by the major taxing authorities in all jurisdictions where we are subject to taxation.
For the open tax periods, the Fund has no uncertain tax positions that would require recognition in the financial statements.
Income tax and related interest and penalties would be recognized by the Fund as tax expense in the Statement of Operations if the tax positions were deemed to not meet the more-likely-than-not threshold. For the period ended March 31, 2023, the Fund did not incur any income tax, interest, or penalties.
Common Stock Preferred Stock
Balance as of July 25, 2022 (commencement of investment operations) $ – $ –
Purchases 1,022 5,000
Accrued discounts (premiums) – –
Realized gain (loss) – –
Net change in unrealized appreciation/depreciation – –
Return of capital distributions – –
Sales – –
Transfers into Level 3 – –
Transfers out of Level 3 – –
Balance as of March 31, 2023 $ 1,022 $ 5,000
Net change in unrealized appreciation/depreciation for the period ended
March 31, 2023 related to Level 3 investments held at March 31, 2023 $ – $ –

Fundrise Growth Tech Fund, LLC
Notes to Financial Statements
March 31, 2023

Issuance of Shares
The Fund offers its Shares on a continuous basis through the Fundrise Platform, an investment platform available both online at
www.fundrise.com and through various mobile applications owned and operated by the Sponsor. The price a Shareholder pays for
Shares is based on the Fund’s NAV. The Fund calculates its NAV as of the close of business (i) on the last business day of each calendar month, (ii) each date that Shares are sold or repurchased that the New York Stock Exchange is open for business, as of the close of the regular trading session on the NYSE, usually 4:00 p.m., Eastern Standard Time, (iii) as of the date of any distribution and (iv) at such other times as the Board shall determine.
Distributions To Shareholders
The Fund intends to make distributions necessary to maintain its qualification for taxation as a RIC. The Fund does not expect to declare any distributions until the proceeds from the Fund’s initial offering are invested and generating operating cash flow.
Once the Fund is generating operating cash flows, it expects to declare and pay distributions on a quarterly basis, or more or less frequently as determined by the Board, in arrears. Notwithstanding the foregoing, it is likely that many of the Portfolio Companies in whose securities the Fund invests will not pay any dividends, and this, together with the Fund’s expenses, means that there can be no assurance the Fund will have substantial income or pay dividends. The Board may authorize distributions in Shares or in excess of those required for the Fund to maintain RIC tax status depending on the Fund’s financial condition and such other factors as the Board may deem relevant. The distribution rate may be modified by the Board from time to time. The Board reserves the right to change or suspend the distribution policy from time to time. Distributions to shareholders of the Fund are recorded on the ex-dividend date.
Dividend Reinvestment
The Fund will operate under a dividend reinvestment policy administered by the Adviser. Pursuant to the policy, a Shareholder’s income dividends, capital gains or other distributions, net of any applicable U.S. withholding tax, can be reinvested in the Shares of the Fund, provided that, if a Shareholder participates in an investment plan offered by the Adviser, such distributions will be reinvested in accordance with such investment plan. Unless a Shareholder elects to “opt in” to the Fund’s dividend reinvestment policy, any dividends and other distributions paid to the Shareholder by the Fund will not be reinvested in additional Shares of the
Fund under the policy. When the Fund declares a distribution payable in cash, the Shareholders enrolled in the dividend reinvestment plan will receive an equivalent amount in Shares from the Fund either newly issued or repurchased from Shareholders by the Fund or according to their investment plan, if applicable. The number of Shares to be received when distributions are reinvested will be determined by dividing the amount of the distribution (or the percentage of the distribution allocable to the Fund under the terms of the investment plan, if applicable) by the Fund’s NAV per Share next computed after the distribution is paid.
Shareholders who do not participate in the Fund’s dividend reinvestment policy will receive all dividends in cash.
Investment Income and Securities Transactions
Securities transactions are accounted for on the date the securities are purchased or sold (trade date). Realized gains and losses on sales of investments are determined on a specific identification basis. Dividend income and distributions are reported on the ex-
dividend date, and interest income is recorded on an accrual basis. Amortization of premiums and accretion of discounts on fixed income securities is calculated using the effective interest method, or straight-line method when appropriate, over the holding period of the investment and are included in interest income. Distributions received from investments generally are comprised of ordinary income and return of capital. The Fund estimates the allocation of distributions between investment income and return of capital based on historical information or regulatory filings. These estimates may subsequently be revised based on actual allocations received from investments after their tax reporting periods are concluded, as the actual character of these distributions is not known until after the reporting period of the Fund.
3. Concentration of Risk
Investing in the Fund involves risks, including, but not limited to, those set forth below. The risks described below are not, and are not intended to be, a complete enumeration or explanation of the risks involved in an investment in the Fund. For a more complete discussion of the risks of investing in the Fund, see the section entitled “Principal Risks” in the Fund’s Prospectus and Statement of
Additional Information filed on May 16, 2022, and the Fund’s other filings with the SEC.
Non-Listed Closed-End Fund; Liquidity Risk. The Fund is a non-diversified, closed-end management investment company designed

Fundrise Growth Tech Fund, LLC
Notes to Financial Statements
March 31, 2023

primarily for long-term investors. Closed-end funds differ from open-end management investment companies (commonly known as mutual funds) because investors in a closed-end fund do not have the right to redeem their shares on a daily basis. Unlike many closed-end funds, which typically list their shares on a securities exchange, the Fund does not currently intend to list the Shares for trading on any securities exchange, and the Fund does not expect any secondary market to develop for the Shares in the foreseeable future. Therefore, an investment in the Fund, unlike an investment in a typical closed-end fund, is not a liquid investment. The Fund is not intended to be a typical traded investment. Shareholders are also subject to transfer restrictions and there is no guarantee that they will be able to sell their Shares. If a secondary market were to develop for the Shares in the future, and a Shareholder is able to sell his or her Shares, the Shareholder will likely receive less than the purchase price and the then-current NAV per Share.
The Fund from time to time may offer to repurchase Shares pursuant to written tenders by the Shareholders. The Fund intends, but is not obligated, to conduct quarterly repurchase offers in the sole discretion of the Board; provided, that it is not expected that such repurchase offers will be for more than 5% of the Fund’s net assets.
Non-Diversification Risk. As a “non-diversified” fund, the Fund may invest more than 5% of its total assets in the securities of one or more Portfolio Companies . Therefore, the Fund may be more susceptible than a diversified fund to being adversely affected by events impacting a single borrower, geographic location, security or investment type.
Investment and Market Risk. An investment in the Fund is subject to investment risk, including the possible loss of the entire amount that a Shareholder invests. The value of the Fund’s investments may move up or down, sometimes rapidly and unpredictably. At any point in time, Shares may be worth less than the original investment, even after taking into account the reinvestment of Fund dividends and distributions. Global economic, political and market conditions and economic uncertainty, including those caused by the ongoing COVID-19 pandemic, may adversely affect the Fund’s business, results of operations and financial condition.
Risks of Investing in Portfolio Companies. The Portfolio Companies may have limited financial resources and may be unable to meet their obligations with their existing working capital, which may lead to equity financings, possibly at discounted valuations, in which the Fund’s holdings could be substantially diluted if the Fund does not or cannot participate, bankruptcy or liquidation and consequently the reduction or loss of the Fund’s investment. The Adviser expects that the Fund’s holdings of Portfolio Companies may require several years to appreciate, and the Adviser can offer no assurance that such appreciation will occur.
Portfolio Companies typically have limited operating histories, less established and comprehensive product lines and smaller market shares than larger businesses, which tend to render them more vulnerable to competitors’ actions, market conditions and consumer sentiment in respect of their products or services, as well as general economic downturns.
Because Portfolio Companies are privately owned, there is usually little publicly available information about these businesses.
Therefore, the Adviser may not be able to obtain all of the material information that would be generally available for public company investments, including financial information, current performance metrics, operational details and other information regarding the Portfolio Companies in which the Fund invests. Portfolio Companies are more likely to depend on the management talents and efforts of a small group of persons. Therefore, the death, disability, resignation or termination of one or more of these persons could have a material adverse impact on a Portfolio Company and, in turn, on the Fund. Portfolio Companies generally have less predictable operating results, may from time to time be parties to litigation, may be engaged in rapidly changing businesses with products subject to a substantial risk of obsolescence, and may require substantial additional capital to support their operations, finance expansion or maintain their competitive position. Portfolio Companies may have substantial debt loads. In such cases, the
Fund would typically be last in line behind any creditors in a bankruptcy or liquidation and would likely experience a complete loss on its investment.
Private companies are generally not subject to SEC reporting requirements, are not required to maintain their accounting records in accordance with generally accepted accounting principles, and are not required to maintain effective internal controls over financial reporting. As a result, timely or accurate information about the business, financial condition and results of operations of the private companies in which the Fund invests may not be available. Private companies in which the Fund may invest may have limited financial resources, shorter operating histories, more asset concentration risk, narrower product lines and smaller market shares than larger businesses, which tend to render such private companies more vulnerable to competitors’ actions and market circumstances, as well as general economic downturns. These companies generally have less predictable operating results, may from time to time be parties to litigation, may be engaged in rapidly changing businesses with products subject to a substantial risk of obsolescence, and may require substantial additional capital to support their operations, finance expansion or maintain their competitive position.

Fundrise Growth Tech Fund, LLC
Notes to Financial Statements
March 31, 2023

These companies may have difficulty accessing the capital markets to meet future capital needs, which may limit their ability to grow or to repay their outstanding indebtedness upon maturity.
Technology Sector (Concentration) Risk. The Fund’s portfolio will be concentrated in securities issued by technology companies and other investments that provide economic exposure to technology companies and as such, it may be subject to more risks than if it were broadly diversified across additional sectors and industries of the economy. The market prices of technology stocks historically have exhibited a greater degree of market risk and price volatility than other types of investments. These stocks may fall in and out of favor with investors rapidly, which may cause sudden selling and dramatically lower market prices. These stocks also may be affected adversely by changes in technology, consumer and business purchasing patterns, short product cycles, falling prices and profits, government regulation, lack of standardization or compatibility with existing technologies, intense competition, aggressive pricing, dependence on copyright and/or patent protection and/or obsolete products or services. Certain technology companies may face special risks that their products or services may not prove to be commercially successful. Technology companies are also strongly affected by worldwide scientific or technological developments, and as a result, their products may rapidly become obsolete. In addition, because of rapid technological change, the average selling prices of products and some services provided by technology-related sectors have historically decreased over their productive lives. As a result, the average selling prices of products and services offered by the companies that operate in technology-related sectors may decrease over time, which could adversely affect their operating results. Technology companies are also often subject to governmental regulation and may, therefore, be adversely affected by governmental policies. In addition, a rising interest rate environment tends to negatively affect technology companies. In such an environment, those companies with high market valuations may appear less attractive to investors, which may cause sharp decreases in the companies’ market prices. Further, technology companies seeking to finance their expansion would have increased borrowing costs, which may negatively impact their earnings. Technology companies are often smaller companies with less experienced management teams and they may be subject to greater risks than larger companies, such as limited product lines, markets and financial and managerial resources. These risks may be heightened for technology companies in foreign markets. The foregoing factors may negatively impact the value of any equity securities that the Fund may hold, which could in turn materially adversely affect the Fund’s business, financial condition and results of operations.
Valuation Risk. The Fund is subject to valuation risk, which is the risk that one or more of the assets in which the Fund invests are priced incorrectly, due to factors such as incomplete data, market instability or human error. If the Fund ascribes a higher value to assets and their value subsequently drops or fails to rise because of market factors, returns on the Fund’s investment may be lower than expected and could experience losses. The Fund’s portfolio investments are generally privately traded securities (unless one of the Portfolio Companies goes public and then only to the extent the Fund has not yet liquidated its securities holdings therein)
that are fair valued by the Adviser in accordance with the Fund’s valuation procedures. Valuations of the Portfolio Companies are inherently uncertain and may be based on estimates, and the Fund’s determinations of fair market value may differ materially from the values that would be assessed if a readily available market for these securities existed. This risk is particularly exaggerated for mid-stage growth Portfolio Companies, given their limited history and significant change in cash flow generation over time.
Restricted and Illiquid Securities Risk. Illiquid securities are securities that are not readily marketable. These securities may include restricted securities, which cannot be resold to the public without an effective registration statement under the Securities Act of
1933, as amended (the “1933 Act”), or, if they are unregistered, may be sold only in a privately negotiated transaction or pursuant to an exemption from registration. Many private company securities may be restricted securities and/or considered illiquid. The Fund may not be able to readily dispose of such securities at prices that approximate those at which the Fund could sell such securities if they were more widely traded and, as a result of such illiquidity, the Fund may have to sell other investments or engage in borrowing transactions if necessary to raise cash to meet its obligations. Limited liquidity can also affect the market price of securities, thereby adversely affecting the Fund’s net asset value and ability to make dividend distributions. The financial markets in general have in recent years experienced periods of extreme secondary market supply and demand imbalance, resulting in a loss of liquidity during which market prices were suddenly and substantially below traditional measures of intrinsic value. During such periods, some securities could be sold only at arbitrary prices and with substantial losses. Periods of such market dislocation may occur again at any time. Privately issued debt securities are often of below investment grade quality, frequently are unrated and present many of the same risks as investing in below investment grade public debt securities.
Interest Rate Risk. Changes in interest rates, including changes in expected interest rates or “yield curves,” may affect the Fund’s business in a number of ways. Changes in the general level of interest rates can affect the Fund’s net interest income, which is the difference between the interest income earned on the Fund’s interest-earning assets and the interest expense incurred in connection

Fundrise Growth Tech Fund, LLC
Notes to Financial Statements
March 31, 2023

with its interest-bearing borrowings and hedges.
Common Stock Risk. Common stock of an issuer in the Fund’s portfolio may be volatile, and prices may fluctuate based on changes in a company’s financial condition and overall market and economic circumstances. Although common stocks have historically generated higher average total returns than fixed income securities over the long-term, common stocks also have experienced significantly more volatility in those returns and, in certain periods, have significantly under-performed relative to fixed income securities.
4. Share Transactions
Below is a summary of transactions with respect to the Fund’s common shares for the period May 11, 2022 (effective date of the
Fund’s Registration Statement) to March 31, 2023 (all tabular amounts are in thousands except share data) :
.
As of March 31, 2023, the Fund has issued 10,000 common shares to the Sponsor. For the period May 11, 2022 (effective date of the Fund’s Registration Statement) to March 31, 2023, no distributions were declared to this related party.
5. Repurchase Offers
The Fund from time to time may offer to repurchase Shares pursuant to written tenders by the Shareholders. The Fund intends, but is not obligated, to conduct quarterly repurchase offers in the sole discretion of the Board; provided, that it is not expected that such repurchase offers will be for more than 5% of the Fund’s net assets. Any repurchases of Shares will be made to all holders of Shares, at such times and on such terms as may be determined by the Board from time to time in its sole discretion.
The Board will determine that the Fund will offer to repurchase Shares pursuant to written tenders only on terms that the Board determines to be fair to the Fund and Shareholders. The value of Shares being repurchased will be determined as of a date, determined by the Board, in its sole discretion, which is approximately one to seven days after the expiration of the repurchase offer
(the “Valuation Date”), and any such repurchase will be effective as of the Valuation Date (the “Repurchase Date”). The amount due to any Shareholder whose Shares are repurchased will be equal to the value of the Shareholder’s Shares being repurchased, based on the Fund’s NAV per Share as of the Valuation Date.
The Fund may not condition a repurchase offer upon the tender of any minimum number of Shares. The Fund does not currently charge a repurchase fee, and it does not currently expect to impose a repurchase fee. However, the Fund may in the future charge a repurchase fee of up to 2.00%, subject to approval of the Board.
The following table presents the repurchase offers that were completed during the period July 25, 2022 (commencement of investment operations) to March 31, 2023 (all tabular amounts are in thousands except share data) :
For the Period May 11, 2022
(1)
to March 31, 2023
Common Shares
Shares
Amount
Gross proceeds from offering 7,312,285 $ 73,124
Reinvestment of distributions – –
Total gross proceeds 7,312,285 $ 73,124
Less: Shares Repurchased (45,744) (457)
Net Proceeds from Common Shares 7,266,541 $ 72,667
(1) Effective date of the Fund’s Registration Statement.
Repurchase Offers
Third Quarter
Repurchase
Commencement Date November 29, 2022
Repurchase Request Deadline December 31, 2022
Repurchase Pricing Date January 3, 2023
Amount Repurchased $ 457
Shares Repurchased 45,744

Fundrise Growth Tech Fund, LLC
Notes to Financial Statements
March 31, 2023

6. Investment Manager Fees and Other Related Party Transactions
The Fund entered into an Investment Management Agreement with the Adviser. Pursuant to the Investment Management
Agreement, and in consideration of the services provided by the Adviser to the Fund, the Adviser is entitled to a management fee
(the “Management Fee”) of 1.85% of the Fund’s average daily net assets. The Management Fee will be calculated and accrued daily and payable monthly in arrears. For the period ended March 31, 2023, the Adviser waived the Management Fee, totaling approximately $538,000, subject to recoupment in accordance with the Expense Limitation Agreement discussed in further detail below.
The Adviser and the Fund have entered into an Expense Limitation Agreement pursuant to which the Adviser has contractually agreed to waive its Management Fee and/or pay or reimburse the ordinary annual operating expenses of the Fund (including organization and offering costs, but excluding interest payments, taxes, brokerage commissions, fees and expenses incurred in connection with the Fund’s compliance with rules and regulations related to maintaining the Fund’s tax status as a RIC, fees and expenses incurred by the Fund’s use of leverage, acquired fund fees and expenses and extraordinary or non-routine expenses, including with respect to reorganizations or litigation affecting the Fund) (the “Operating Expenses”) to the extent necessary to limit the Fund’s Operating Expenses to 3.00% of the Fund’s average daily net assets. The Adviser is entitled to seek reimbursement from the Fund of fees waived or expenses paid or reimbursed to the Fund for a period ending three years after the date of the waiver, payment or reimbursement, subject to the limitation that a reimbursement will not cause the Fund’s Operating Expenses to exceed the lesser of (a) the expense limitation amount in effect at the time such fees were waived or expenses paid or reimbursed, or (b) the expense limitation amount in effect at the time of the reimbursement. The Expense Limitation Agreement will remain in effect at least through June 2023, unless and until the Board approves its modification or termination.
As of March 31, 2023, the Adviser contractually waived expenses of approximately $928,000 and voluntarily reimbursed expenses of approximately $75,000.
The Adviser is entitled to seek reimbursement from the Fund of fees waived or expenses paid or reimbursed to the Fund for a period ending three years after the date of the waiver, payment or reimbursement, subject to the limitation that a reimbursement will not cause the Fund’s Operating Expenses to exceed the lesser of (a) the expense limitation amount in effect at the time such fees were waived or expenses paid or reimbursed, or (b) the expense limitation amount in effect at the time of the reimbursement. The Expense
Limitation Agreement will remain in effect for one year from the effective date of the Investment Management Agreement, unless and until the Board approves its modification or termination. As of March 31, 2023, the Fund had remaining expense waivers and/
or reimbursement subject to recoupment by the Adviser and respective dates of expiration as follows (amounts in thousands) :
For the period ended March 31, 2023, the Adviser did not seek recoupment for any fees.
The Fund will reimburse the Adviser for actual expenses incurred on behalf of the Fund in connection with the selection, acquisition or origination of an investment, to the extent not reimbursed by a third-party borrower, whether or not the Fund ultimately acquires or originates the investment.
The Fund will reimburse the Adviser for out-of-pocket expenses paid to third parties in connection with providing services to the
Fund. This does not include the Adviser’s overhead, employee costs borne by the Adviser, or utilities costs. Expense reimbursements payable to the Adviser also may include expenses incurred by the Sponsor in the performance of services pursuant to a shared services agreement between the Adviser and the Sponsor, including any increases in insurance attributable to the management or operation of the Fund. During the period ended March 31, 2023, the Adviser did not incur any such costs on the Fund’s behalf, and as such no expenses are payable as of March 31, 2023.
The Adviser or its affiliates may be entitled to certain fees as permitted by the 1940 Act or as otherwise permitted by applicable law and regulation fees and expenses associated with the selection, acquisition, or origination of investments (including, but not limited to, reimbursement of non-ordinary expenses and employee time required to special service a non-performing asset) whether or not
Recoupment expiration Expenses remaining
Expires during the year ended March 31, 2024 $ –
Expires during the year ended March 31, 2025 –
Expires during the year ended March 31, 2026 1,003
Total fee waiver/expense reimbursement subject to recoupment $ 1,003

Fundrise Growth Tech Fund, LLC
Notes to Financial Statements
March 31, 2023

the Fund ultimately acquires or originates the investment, and the sale of investments. No such fees were incurred or paid by the
Fund to the Adviser or its affiliates for the period ended March 31, 2023.
The Adviser and Rise Companies entered into a Shared Services Agreement where Rise Companies will provide the Adviser with the personnel, services and resources necessary for the Adviser to comply with its obligations and responsibilities under the Second
Amended and Restated Operating Agreement (“Operating Agreement”) and Investment Management Agreement, which includes responsibility for operations of the Fund and performance of such services and activities relating to the investments and operations of the Fund as may be appropriate, including without limitation those services and activities listed in the Operating Agreement and
Investment Management Agreement.
Other Service Providers
Apex US Holdings LLC (d/b/a Apex Fund Services) (“Apex”) provides fund accounting and fund administration to the Fund. The fees related to these services are included in fund services fees within the Statement of Operations. Apex also provides certain shareholder report production and EDGAR conversion and filing services. Pursuant to an Administration Agreement with Apex, the
Fund pays Apex customary fees for its services.
7. Investments
The Fund invests in technology companies, with a primary focus on the equity securities (e.g., common stock, preferred stock and convertible debt) of certain privately held, mid-to-late-stage, growth companies, or other investments (including derivatives) that have economic characteristics similar to investments in technology companies.
The cost of purchases and proceeds from the sale of investments, other than short-term securities, for the period ended March 31,
2023 amounted to approximately $26,915,000 and $0, respectively.
On February 28, 2023, the Fund entered into a capital commitment of $5,000,000 to purchase equity shares of Theory Ventures, L.P.
which represents an unfunded commitment of $5,000,000 as of March 31, 2023. Following the activation date of Theory Ventures,
L.P., the unfunded commitment will begin capital calls and has a term of 10 years.
8. Tax Basis Information
The timing and characterization of certain income, capital gains, and return of capital distributions are determined annually in accordance with federal tax regulations, which may differ from GAAP. As a result, the net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. These book/tax differences may be temporary or permanent in nature. To the extent these differences are permanent, they are charged or credited to paid-in capital, accumulated net investment income/loss or accumulated net realized gain/loss, as appropriate, in the period in which the differences arise.
As of March 31, 2023, the tax basis of distributable earnings (accumulated deficit) was as follows (amounts in thousands) :
On the Statement of Assets and Liabilities, as a result of permanent book to tax differences, certain amounts have been reclassified for the year ended March 31, 2023. The following reclassifications were the result of book to tax differences resulting from the deductibility of various expenses and have no impact on the net assets of the Fund (amounts in thousands) :
Undistributed ordinary income (loss) $ 332
Tax accumulated earnings (loss) $ 332
Net unrealized gain (loss) on investments 167
Total Distributable Earnings $ 499
Distributable earnings $ 134
Paid in capital (134)

Fundrise Growth Tech Fund, LLC
Notes to Financial Statements
March 31, 2023

As of March 31, 2023 , the unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes, were as follows (amounts in thousands) :
9. New Accounting Pronouncements
In June 2022, FASB issued Accounting Standards Update No. 2022-03 (“ASU 2022-03”), “Fair Value Measurement of Equity
Securities Subject to Contractual Sale Restrictions” (“Topic 820”). ASU 2022-03 clarifies the guidance in Topic 820, related to the measurement of the fair value of an equity security subject to contractual sale restrictions, where it eliminates the need to apply a discount to fair value of these securities, and introduces disclosure requirements related to such equity securities. The guidance is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2023, and allows for early adoption. The Fund is currently evaluating the implications, if any, of the additional requirements and its impact on the financial statements.
10. Subsequent Events
In connection with the preparation of the accompanying financial statements, the Fund has evaluated events and transactions occurring through May 23, 2023, the date at which the financial statements were available to be issued.
New Investments
As of May 23, 2023, the Fund has contributed approximately $506,000 of capital to Theory Ventures L.P. since March 31, 2023.
Share Transactions
As of May 23, 2023, the following repurchase offers have occurred (all tabular amounts are in thousands except share data) :
Cost of investments for tax purposes $ 71,629
Gross tax unrealized appreciation $ 251
Gross tax unrealized depreciation (84)
Net Tax Unrealized Appreciation $ 167
Repurchase Offers
Fourth Quarter
Repurchase
Commencement Date February 28, 2023
Repurchase Request Deadline March 31, 2023
Repurchase Pricing Date April 3, 2023
Amount Repurchased $ 569
Shares Repurchased 56,616

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Directors of
Fundrise Growth Tech Fund, LLC:
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of Fundrise Growth Tech Fund, LLC (the Fund), including the schedule of investments, as of March 31, 2023, the related statements of operations and changes in net assets for the period from May 11, 2022 (effective date of the Fund’s registration statement) to March 31, 2023, and the related notes (collectively, the financial statements) and the financial highlights for the period from July 25, 2022 (commencement of investment operations) to
March 31, 2023. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of March 31, 2023, the results of its operations and changes in its net assets for the period from May 11, 2022
(effective date of the Fund’s registration statement) to March 31, 2023, and the financial highlights for the period from July 25, 2022
(commencement of investment operations) to March 31, 2023, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the
Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange
Commission and the PCAOB.
We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audit included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of March 31, 2023, by correspondence with the custodian. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audit provides a reasonable basis for our opinion.
We have served as the auditor of one or more of Fundrise investment companies since 2019.
McLean, Virginia
May 23, 2023

Fundrise Growth Tech Fund, LLC
Additional Information (UNAUDITED)
March 31, 2023

1. Disclosure of Portfolio Holdings
The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports will be available without charge, upon request, by calling
(202) 584-0550 or on the SEC’s website at http://www.sec.gov.
2. Proxy Voting Policies and Procedures
A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and, once available, information regarding how the Fund voted those proxies (if any) during the period ended March 31, 2023, will be available (1) without charge, upon request, by calling (202) 584-0550, (2) on the Fund’s website at www.fundrise.com/
innovation and (3) on the SEC’s website at http://www.sec.gov. During the period ended March 31, 2023, the Fund did not have any investments that required the Fund to vote proxies, and therefore did not vote any proxies during such period.
3. Compensation of Directors
The Fund’s Statement of Additional Information includes additional information about the Directors and is available (1) without charge, upon request, by calling (202) 584-0550, (2) on the Fund’s website at www.fundrise.com/innovation and (3) on the SEC’s website at http://www.sec.gov.
The following table sets forth information regarding the total compensation to be paid to the Independent Directors for their services as Independent Directors for the Fund’s fiscal year ended March 31, 2023. As an Interested Director, Mr. Miller receives no compensation from the Fund for his service as a Director. No other compensation or retirement benefits are received by any Director or officer from the Fund.
Name
Aggregate
Compensation from
the Fund
Aggregate
Compensation from
the Fund and Fund
Complex
(1)
Paid to
Directors
Jennifer Blatnik $ 45,000 $ 45,000
Jeffrey R. Deitrich 45,000 105,000
Glen R. Osaka 45,000 105,000
(1)
The “Fund Complex” consists of the Fund, Fundrise Income Real Estate Fund, LLC, and Fundrise Real Estate Interval Fund, LLC.

Fundrise Growth Tech Fund, LLC
Additional Information (UNAUDITED)
March 31, 2023

4. Directors and Officers
The Fund is governed by a Board of Directors. The following tables present certain information regarding the Directors and
Officers of the Fund as of March 31, 2023. The address of all persons is c/o Fundrise Advisors, LLC, 11 Dupont Circle NW, 9th
Floor, Washington, D.C. 20036. For more information regarding the Directors and officers, please refer to the Fund’s Statement of
Additional Information, which is available, without charge, upon request by calling (202) 584-0550.
Name and Year
of Birth Position Held
Term of Office
and Length of
Term Served
(1)
Principal
Occupation(s) During
Past 5 Years or Longer
Number of
Portfolios in
Fund Complex
(2)
Overseen by
Director
Other
Directorships Held
by Trustee During
Past 5 Years
Independent Directors
Jennifer Blatnik
Born: 1974
Director 05/2022 to
Present
Formerly, Chief Operating Officer,
Volta Networks (networking software
firm) (2019-2021) and Vice President,
Product Management, Product
Marketing and Marketing, Juniper
Networks (networking, cloud and
security products firm) (2014-2017).
1 None
Jeffrey R. Deitrich
Born: 1982
Director 05/2022 to
Present
Senior Vice President, Silverstein
Properties, Inc. (real estate investment
and development firm) (2007-2016,
2022-current); Principal, Better
Building Solutions (technology
integration and managed services firm)
(2016-current); Formerly, Principal,
Frenchtown Enterprises (real estate
investment firm) (2019-2022). Asset
Manager, Prudential Real Estate
Investors (private equity) (2004-2007).
3 Fundrise Real Es-
tate Interval Fund,
LLC; Fundrise
Income Real Estate
Fund, LLC
Glen R. Osaka
Born: 1955
Lead Independent
Director
05/2022 to
Present
Consultant and Private Investor (early
stage technology companies) (since
2013). Formerly, Senior Vice President,
Services, Juniper Networks, Inc. (2009-
2013); Vice President, Strategy and
Operations, Cisco Systems, Inc. (2007-
2009); President and Chief Executive
Officer, Reactivity Inc. (technology
start-up company) (2001-2006);
Managing Director, Redleaf Group
(venture capital firm) (1999-2000);
Vice President and General Manager,
Enterprise Computing, Hewlett-Packard
(1979-1998).
3 Fundrise Real Es-
tate Interval Fund,
LLC; Fundrise
Income Real Estate
Fund, LLC
Interested Director and Officer
Benjamin S. Miller
(3)
Born: 1977
Director,
Chairperson and
President
05/2022 to
Present
Chief Executive Officer, Fundrise
Advisors, LLC (since 2012); Co-
Founder, Chief Executive Officer and
Director, Rise Companies Corp. (since
2012).
3 Fundrise Real Es-
tate Interval Fund,
LLC; Fundrise
Income Real Estate
Fund, LLC
(1)
Each Director serves until his or her successor is elected and qualified, until the Fund terminates, or until he or she dies, resigns, retires voluntarily, or is otherwise removed or retired pursuant to the LLC Agreement.
(2)
The “Fund Complex” consists of the Fund, Fundrise Income Real Estate Fund, LLC, and Fundrise Real Estate Interval Fund, LLC.
(3)
Mr. Miller is considered to be an “interested person” of the Fund (as that term is defined by Section 2(a)
(19)
in the 1940 Act) because of his
affiliation with the Adviser and/or its affiliates

Fundrise Growth Tech Fund, LLC
Additional Information (UNAUDITED)
March 31, 2023

Name and Year of Birth Position Held
Term of Office and Length of
Time Served
(1)
Principal Occupation(s) During Past 5 Years
Officers
Michelle A. Mirabal
Born: 1988
Secretary and Chief Compliance
Officer
05/2022 to present Deputy General Counsel, Fundrise Advisors,
LLC and Rise Companies Corp. and officer
of certain funds in the Fund Complex (since
2019); Formerly, Corporate Counsel, Amherst
Residential, LLC (2018-2019); Associate,
Hogan Lovells US LLP (2014-2018).
Alison A. Staloch
Born: 1980
Treasurer and Principal Financial/
Accounting Officer
05/2022 to present Chief Financial Officer, Fundrise Advisors,
LLC and Rise Companies Corp. and officer
of certain funds in the Fund Complex (since
2021); Formerly, Chief Accountant (2017-
2021), Assistant Chief Accountant (2015-
2017), Division of Investment Management,
U.S. Securities and Exchange Commission;
Senior Manager, KPMG LLP (2005-2015).
(1)
The term of office for each officer will continue indefinitely.

FOR MORE INFORMATION
Investment Adviser
Fundrise Advisors, LLC
11 Dupont Circle NW, 9th Floor
Washington, DC 20036
Fundrise Growth Tech Fund, LLC
11 Dupont Circle NW, 9th Floor
Washington, DC 20036
(202) 584-0550
This report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus, which includes information regarding the Fund’s risks, objectives, fees and expenses, experience of its management, and other information.

Item 2. Code of Ethics

As of the end of the period covered by this report, the Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer and principal financial officer. The Registrant did not grant any waivers, including implicit waivers, from any provisions of the code of ethics to the principal executive officer or principal financial officer during the period covered by this report.

A copy of the code of ethics is included as an exhibit to this report.

Item 3. Audit Committee Financial Expert

The Board of Directors has designated Jeffrey R. Deitrich, who serves on the Board’s Audit Committee, as an audit committee financial expert. Mr. Deitrich is considered by the Board of Directors to be an independent director.

Item 4. Principal Accountant Fees and Services
(a)
Audit Fees: Audit fees billed to the Registrant as of March 31, 2023, were $0, which is exclusive of audit fees totaling $83,000 in connection with the annual audit that had not yet been billed to the Registrant as of March 31, 2023. These amounts represent aggregate fees billed by the Registrant’s independent registered public accounting firm, (the “Accountant”) in connection with the annual audit of the Registrant’s financial statements and for services normally provided by the Accountant in connection with the Registrant’s statutory and regulatory filings for that fiscal year, including N-2 Consent fees.

(b) Audit-Related Fees: There were no additional fees billed to the Registrant for the period ended March 31, 2023, for assurance and related services by the Accountant that were reasonably related to the performance of the audit of the Registrant’s financial statements that were not reported under paragraph (a) of this Item..

(c) Tax Fees: There were no tax fees billed to the Registrant as of March 31, 2023, for professional services rendered by the Accountant for tax compliance, tax advice, or tax planning.

(d) All Other Fees: The aggregate fees billed for products and services provided by the Accountant, other than the services reported in paragraphs (a) through (c) of this Item are $1,800 as of March 31, 2023. The fees primarily relate to an Accounting Research Online subscription.

(e)(1) The Audit Committee has adopted, and the Board has approved, a Policy on Pre-Approval of Audit and Non-Audit Services (the “Policy”), which is intended to comply with Rule 2-01 of Regulation S-X and sets forth guidelines and procedures to be followed by the Registrant when retaining an auditor to perform audit, audit-related, tax and other services for the Registrant. The Policy permits such services to be pre-approved by the Audit Committee pursuant to either a general pre-approval or specific pre-approval. Unless a type of service provided by the auditor has received general pre-approval, it requires specific pre-approval by the Audit Committee. Any proposed services exceeding pre-approved cost levels require specific pre-approval by the Audit Committee.

(e)(2) With respect to the services provided to the Registrant described in paragraphs (b) through (d) of this Item 4, no amount was approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not applicable.

(g) Non-audit fees of $3,600 were billed by the Accountant for services rendered to the Registrant’s investment adviser as of March 31, 2023.

(h) Not applicable, all non-audit services that were rendered to the Registrant's investment adviser were pre-approved as required.

(i) Not applicable.

(j) Not applicable.

Item 5. Audit Committee of Listed Registrants

Not applicable.

Item 6. Investments

(a) The schedule of investments is included as part of the report to Shareholders filed under Item 1 of this form.

(b) There were no divestment of securities (as defined by Section 13(c) of the 1940 Act) for this annual reporting period.

Item 7.   Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

The Registrant’s Board of Directors believes that the voting of proxies with respect to securities held by the Registrant is an important element of the overall investment process. The Board has adopted a Proxy Voting Policy (the “Registrant’s Proxy Voting Policy”) on behalf of the Registrant which delegates the responsibility for decisions regarding proxy voting for securities held by the Registrant to Fundrise Advisors, LLC, the Registrant’s investment adviser (the “Adviser”), subject to the Board’s continuing oversight. The Registrant’s Chief Compliance Officer shall ensure that the Adviser has adopted a Proxy Voting Policy, which it will use to vote proxies for securities held by the Registrant (the “Adviser’s Proxy Voting Policy”) in a manner that is consistent with the Registrant’s Proxy Voting Policy. The Board, including a majority of the Independent Directors, must approve the Adviser’s Proxy Voting Policy as it relates to the Registrant. Due to the nature of the securities and other assets in which the Registrant intends to invest, proxy voting decisions for the Registrant may be limited.

The Registrant believes that the voting of proxies is an important part of portfolio management as it represents an opportunity for Shareholders to make their voices heard and to influence the direction of a company. The Registrant is committed to voting proxies received in a manner consistent with the best interests of the Registrant’s Shareholders. The Registrant believes that the Adviser is in the best position to make individual voting decisions for the Registrant consistent with the Registrant’s Proxy Voting Policy. Therefore, subject to the oversight of the Board, the Registrant has delegated the following duties to the Adviser pursuant to the Registrant’s Proxy Voting Policy:

•

to make the proxy voting decisions for the Registrant, in accordance with the Adviser’s Proxy Voting Policy;

•

to assist the Registrant in disclosing its proxy voting record as required by Rule 30b1-4 under the 1940 Act, including providing the following information for each matter with respect to which the Registrant is entitled to vote: (a) information identifying the matter voted on; (b) whether the matter was proposed by the issuer or by a security holder; (c) whether and how the Registrant cast its vote; and (d) whether the Registrant cast its vote for or against management; and

•

to provide to the Board, at least annually, a record of each proxy voted by the Adviser on behalf of the Registrant, including a report on the resolution of all proxies identified by the Adviser as involving a conflict of interest.

In cases where a matter with respect to which the Registrant was entitled to vote presents a conflict between the interest of the Registrant’s Shareholders, on the one hand, and those of the Adviser or its affiliate, on the other hand, the Registrant shall always vote in the best interest of the Registrant’s Shareholders. For purposes of the Registrant’s Proxy Voting Policy, a vote shall be considered in the best interest of the Registrant’s Shareholders when a vote is cast consistent with the specific voting policy as set forth in the Adviser’s Voting Policy, provided such specific voting policy was approved by the Board. The Adviser shall review with the Board any proposed material changes or amendments to the Adviser’s Proxy Voting Policy prior to implementation.

The Registrant will file a Form N-PX with the Registrant’s complete proxy voting record for the 12 months ended June 30, no later than August 31 of each year.

The copy of the Adviser’s Proxy Voting Policy is set forth below.

Adviser Proxy Voting Policies and Procedures

Fundrise Advisors, LLC (the “Adviser”), as a matter of policy and as a fiduciary to the Fundrise Growth Tech Fund, LLC (the “Fund”), has the responsibility for voting proxies for securities consistent with the best interests of the Fund. The Adviser maintains written procedures as to the handling, voting and reporting of proxy voting and makes appropriate disclosures about the Adviser’s proxy procedures and the availability of the Adviser’s proxy voting record. In general, the Adviser does not receive proxies to be voted due to the nature of its investments on behalf of the Fund; the procedures maintained by the Adviser are intended to comply with Rule 206(4)-6 under the Investment Advisers Act of 1940 (the “Advisers Act”) in the infrequent instance that the Adviser receives a proxy, or other action requiring a vote, from a security held by the Fund.

1.             Background and Description

In general, proxy voting is an important right of shareholders and reasonable care and diligence must be undertaken to ensure that such rights are properly and timely exercised. Investment advisers registered with the U.S. Securities and Exchange Commission, and which exercise voting authority with respect to client securities, are required by Rule 206(4)-6 under the Advisers Act to (a) adopt and implement written policies and procedures that are reasonably designed to ensure that client securities are voted in the best interests of clients, which must include how an adviser addresses material conflicts that may arise between an adviser’s interests and those of its clients; (b) disclose to clients how they may obtain information from the adviser with respect to the voting of proxies for their securities; (c) describe to clients a summary of its proxy voting policies and procedures and, upon request, furnish a copy to its clients; and (d) maintain certain records relating to the adviser’s proxy voting activities when the adviser does have proxy voting authority.

The purpose of these procedures (the “Procedures”) is to set forth the principles, guidelines and procedures by which the Adviser may vote the securities held by the Fund for which the Adviser may exercise voting authority and discretion. These Procedures have been designed to ensure that proxies are voted in the best interests of the Fund in accordance with fiduciary duties and Rule 206(4)-6 under the Advisers Act.

2.             Responsibility

The Adviser’s Chief Compliance Officer (together with any designees, the “CCO”) has responsibility for the implementation and monitoring of the Procedures, including associated practices, disclosures and recordkeeping.

3.             Procedures

The Adviser has adopted the procedures below to implement its proxy voting policy and to monitor and ensure that the policy is observed and amended or updated, as appropriate.

Voting Procedures

In the event the Adviser’s personnel receive proxy materials on behalf of the Fund, the personnel will forward such materials to the appropriate members of the Adviser’s Investment Committee to vote the proxy. The Adviser’s Investment Committee will analyze the proxy materials and determine how the Adviser should vote the proxy in accordance with applicable voting guidelines below. The CCO is responsible for coordinating this process in a timely and appropriate manner and delivering the proxy prior to the voting deadline.

The Adviser may engage a third-party proxy research and voting service to assist it in researching, recordkeeping and voting of proxies, subject to appropriate oversight.

Proxy Voting Guidelines

The following guidelines (the “Guidelines”) will inform the Adviser’s proxy voting decisions:

  The guiding principle by which the Adviser votes on all matters submitted to security holders is the maximization of the ultimate economic value of the Fund’s holdings. The Adviser does not permit voting decisions to be influenced in any manner that is contrary to, or dilutive of, the guiding principle set forth above.

  The Adviser will seek to avoid situations where there is any material conflicts of interest affecting its voting decisions. Any material conflicts of interest, regardless of whether actual or perceived, will be addressed in accordance with the conflict resolution procedures (see below).

  The Adviser generally will vote on all matters presented to security holders in any proxy. However, Adviser reserves the right to abstain on any particular vote or otherwise withhold its vote on any matter if, in the judgment of Adviser, the costs associated with voting such proxy outweigh the benefits to the Fund or if the circumstances make such an abstention or withholding otherwise advisable and in the best interest of the Fund, in the judgment of Adviser.

  Proxies will be voted in accordance with the Fund’s proxy voting policies and procedures, any applicable investment policies or restrictions of the Fund and, to the extent applicable, any resolutions or other instructions approved by the Fund’s Board of Directors.

  Absent any legal or regulatory requirement to the contrary, the Adviser generally will seek to maintain the confidentiality of the particular votes that it casts on behalf of the Fund; however, the Adviser recognizes that the Fund must disclose the votes cast on its behalf in accordance with all legal and regulatory requirements.

While these Guidelines are intended to provide a benchmark for voting standards, each vote is ultimately cast on a case-by-case basis, taking into consideration the Adviser’s contractual obligations to the Fund and all other relevant facts and circumstances at the time of the vote (such that these Guidelines maybe overridden to the extent Adviser believes appropriate).

Conflicts of Interest

In certain instances, a potential or actual material conflict of interest may arise when the Adviser votes a proxy. As a fiduciary to the Fund, the Adviser takes these conflicts very seriously. While the Adviser’s primary goal in addressing any such conflict is to ensure that proxy votes are cast in the Fund’s best interest and are not affected by the Adviser’s potential or actual material conflict, there are a number of courses that the Adviser may take. The final decision about which course to follow shall be made by the Adviser’s Investment Committee. The Investment Committee may cause any of the following actions, among others, to be taken in that regard:

  vote the relevant proxy in accordance with the vote indicated by the Guidelines;

  vote the relevant proxy as an exception to Guidelines, provided that the reasons behind the voting decision are in the best interest of the Fund, are reasonably documented and are approved by the Adviser’s CCO;

  engage an unaffiliated third-party proxy advisor to provide a voting recommendation or direct the proxy advisor to vote the relevant proxy in accordance with its independent assessment of the matter; or

   “echo vote” or “mirror vote” the relevant proxy in the same proportion as the votes of other proxy holders.

Disclosure

The Adviser will provide conspicuously displayed information in the Fund’s registration statement summarizing these Procedures, including a statement that Shareholders may request information regarding how the Adviser voted the Fund’s proxies, and may request a copy of these Procedures.

Requests for Information

All requests for information regarding proxy votes, or these Procedures, received by any Adviser personnel should be forwarded to the Adviser’s CCO. In response to any request from a Fund shareholder, the CCO will prepare a written response with such information as the CCO determines, in its sole discretion, should be shared with the Fund shareholder.

Recordkeeping

The Adviser’s CCO shall retain the following records:

  These Procedures and any amendments;

  Each proxy statement that the Adviser receives;

  A record of each vote that the Adviser casts;

  Any document the Adviser created that was material to deciding how to vote a proxy, or that memorializes that decision; and

  A copy of each written request for information on how the Adviser voted proxies, and a copy of any written response.

Item 8.   Portfolio Managers of Closed-End Management Investment Companies

(a) As of the date of this filing, Benjamin S. Miller, Brandon T. Jenkins, and Chris Brauckmuller are the Registrant’s portfolio managers and are primarily responsible for day-to-day management of the Registrant’s investment portfolio.

Benjamin S. Miller – Mr. Miller currently serves as Chief Executive Officer of the Adviser and has served as Chief Executive Officer and a Director of Rise Companies since its inception on March 14, 2012. In December 2011, Mr. Miller started Popularise LLC, a real estate crowdsourcing website, which he currently manages. Prior to Rise Development, Mr. Miller had been a Managing Partner of the real estate company WestMill Capital Partners from October 2010 to June 2012, and before that, was President of Western Development Corporation from April 2006 to October 2010, after joining the company in early 2003 as a board advisor and then as COO in 2005. Western Development Corp. is one of the largest retail, mixed-use real estate companies in Washington, D.C.. While at Western Development, Mr. Miller led the development activities of over 1.5 million square feet of property, including more than $300 million of real estate acquisition and financing. Mr. Miller was an Associate and part of the founding team of Democracy Alliance, a progressive investment collaborative, from 2003 until he joined Western Development in 2005. From 1999 to 2001, Mr. Miller was an associate in business development at Lyte Inc., a retail technology start-up. Starting in 1997 until 1999, Mr. Miller worked as an analyst at a private equity real estate fund, Lubert-Adler, and for venture capital firm IL Management. Mr. Miller has a Bachelor of Arts from the University of Pennsylvania. Mr. Miller is on the Board of Trustees of the National Center for Children and Families.

Brandon T. Jenkins – Mr. Jenkins currently serves as Chief Operating Officer of the Adviser and has served in such capacities with the sponsor since February of 2014, prior to which time he served as Head of Product Development and Director of Real Estate which he continues to do currently. Additionally, Mr. Jenkins has served as Director of Real Estate for WestMill Capital Partners since March of 2011. Previously, Mr. Jenkins spent two and a half years as an investment advisor and sales broker at Marcus & Millichap, the largest real estate investment sales brokerage in the country. Prior to his time in brokerage, Mr. Jenkins also worked for Westfield Corporation, a leading shopping center owner. Mr. Jenkins earned his Bachelor of Arts in Public Policy and Economics from Duke University.

Chris Brauckmuller – Mr. Brauckmuller has served as Chief Product Officer of the Adviser since September 2018, and was previously the Director of Design and Creative since December 2012. From March 2010 to December 2012, Mr. Brauckmuller ran his own independent interactive design studio. Previously, Mr. Brauckmuller was employed as an interactive designer at 352 Media Group (now 352 Inc.), based in Gainesville, Florida, where he led creative efforts on accounts ranging from startups to Fortune 500 technology companies, including Microsoft and BAE Systems. Mr. Brauckmuller received a Bachelor of Arts degree from the University of Florida.

(a)(2) The portfolio managers primarily responsible for the day-to-day management of the Registrant’s portfolio also manage other pooled investment vehicles, as indicated below. The following table identifies, as of March 31, 2023: (i) the number of other registered investment companies, other pooled investment vehicles and other accounts managed by each portfolio manager; (ii) the total assets of such companies, vehicles and accounts; and (iii) the number and total assets of such companies, vehicles and accounts that are subject to an advisory fee based on performance, unless otherwise noted:

Name	Number of Other Accounts Managed	Total Assets of Other Accounts Managed (Millions)	Number of Other Accounts Managed Paying Performance Fees	Total Assets of Other Accounts Managed Paying Performance Fees (Millions)
Benjamin S. Miller
Registered Investment Companies	2	$1,889.30	0	$ 0
Other Pooled Investment Vehicles	13	$1,543.86	2	$ 485.84
Other Accounts	0	$ 0	0	$ 0
Brandon T. Jenkins
Registered Investment Companies	2	$1,889.30	0	$ 0
Other Pooled Investment Vehicles	13	$1,543.86	2	$ 485.84
Other Accounts	0	$ 0	0	$ 0
Chris Brauckmuller
Registered Investment Companies	0	$ 0	0	$ 0
Other Pooled Investment Vehicles	0	$ 0	0	$ 0
Other Accounts	0	$ 0	0	$ 0

Conflicts of Interest

Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one investment account. Portfolio managers who manage other investment accounts in addition to a Registrant may be presented with the potential conflicts summarized below. The Adviser has adopted various policies and procedures designed to address potential conflicts of interest and intended to provide for fair and equitable management, also summarized below.

General. The officers and directors of the Adviser and the key investment professionals of Rise Companies who perform services for the Registrant on behalf of the Adviser are also officers, directors, managers, and/or key professionals of Rise Companies and other Fundrise entities (such as the eREITs® and the Fundrise eFundTM and any additional funds registered under the 1940 Act and sponsored by the Sponsor). These persons have legal obligations with respect to those entities that are similar to their obligations to the Registrant. In the future, these persons and other affiliates of Rise Companies may organize other real estate-related or debt-related programs and acquire for their own account real estate-related investments that may be suitable for the Registrant. In addition, Rise Companies may grant equity interests in the Adviser to certain management personnel performing services for the Adviser.

Payment of Certain Fees and Expenses of the Adviser. The Management Fee paid to Adviser will be based on the Registrant’s NAV, which will be calculated by Rise Companies’ internal accountants and asset management team. The Adviser may benefit by the Registrant retaining ownership of its assets at times when Shareholders may be better served by the sale or disposition of the Registrant’s assets in order to avoid a reduction in the Registrant’s NAV.

Allocation of Investment Opportunities. The Fund relies on the Adviser’s executive officers and Rise Companies’ key investment professionals who act on behalf of the Adviser to identify suitable investments. Rise Companies and other Fundrise entities, including those that may be formed in the future, also rely on these same investment professionals. Rise Companies has in the past, and expects to continue in the future, to offer other Fundrise Platform investment opportunities, primarily through the Fundrise Platform, which in the future may include offerings that acquire or invest in technology and technology-related companies.

These additional programs may have investment criteria that compete with the Registrant.

If a sale, financing, investment or other business opportunity would be suitable for more than one program, Rise Companies will allocate it using its business judgment. Any allocation of this type may involve the consideration of a number of factors that Rise Companies determines to be relevant.

Except under any policies that may be adopted by the Adviser, which policies will be designed to minimize conflicts among the programs and other investment opportunities provided on the Fundrise Platform, no program or Fundrise Platform investment opportunity (including the Registrant) will have any duty, responsibility or obligation to refrain from:

  engaging in the same or similar activities or lines of business as any program or Fundrise Platform investment opportunity;

  doing business with any potential or actual tenant, lender, purchaser, supplier, customer or competitor of any program or Fundrise Platform investment opportunity;

  engaging in, or refraining from, any other activities whatsoever relating to any of the potential or actual tenants, lenders, purchasers, suppliers or customers of any program or Fundrise Platform investment opportunity;

  establishing material commercial relationships with another program or Fundrise Platform investment opportunity; or

  making operational and financial decisions that could be considered to be detrimental to another program or Fundrise Platform investment opportunity.

In addition, any decisions by the Adviser to renew, extend, modify or terminate an agreement or arrangement, or enter into similar agreements or arrangements in the future, may benefit one program more than another program or limit or impair the ability of any program to pursue business opportunities. In addition, third parties may require as a condition to their arrangements or agreements with or related to any one particular program that such arrangements or agreements include or not include another program, as the case may be. Any of these decisions may benefit one program more than another program.

The Adviser may determine it appropriate for the Registrant and one or more Fundrise entities (such as the eREITs® and eFundTM and any additional funds registered under the 1940 Act and sponsored by the Sponsor) to participate in an investment opportunity. To the extent the Fund is able to make co-investments with other Fundrise entities, these co-investment opportunities may give rise to conflicts of interest or perceived conflicts of interest among the Registrant and the other participating Fundrise entities. To mitigate these conflicts, the Adviser will seek to execute such transactions for all of the participating entities, including the Registrant, on a fair and equitable basis, taking into account such factors as available capital, portfolio concentrations, suitability and any other factors deemed appropriate. However, there can be no assurance the risks posed by these conflicts of interest will be mitigated.

In order to avoid any actual or perceived conflicts of interest among the Fundrise Platform investment opportunities and with the Adviser’s directors, officers and affiliates, the Registrant has adopted a conflicts of interest policy to specifically address some of the conflicts relating to the Registrant’s activities. There is no assurance that these policies will be adequate to address all of the conflicts that may arise or will address such conflicts in a manner that is favorable to the Fund. The Adviser may modify, suspend or rescind the policies set forth in the conflicts policy, including any resolution implementing the provisions of the conflicts policy, in each case, without a vote of the Fund’s Shareholders.

Allocation of the Registrant Affiliates’ Time. The Registrant relies on Rise Companies’ key real estate and debt finance professionals who act on behalf of the Adviser, including Mr. Benjamin S. Miller, for the day-to-day operation of the Registrant’s business. Mr. Benjamin S. Miller is also the Chief Executive Officer of Rise Companies and other Fundrise entities. As a result of his interests in other Fundrise entities, his obligations to other investors and the fact that he engages in and he will continue to engage in other business activities on behalf of himself and others, Mr. Benjamin S. Miller will face conflicts of interest in allocating his time among the Registrant, the Adviser and other Fundrise entities and other business activities in which he is involved. However, the Registrant believes that the Adviser and its affiliates have sufficient real estate and debt finance professionals to fully discharge their responsibilities to the Fundrise entities for which they work.

Receipt of Fees and Other Compensation by the Adviser and its Affiliates. The Adviser and its affiliates will receive fees from the Registrant. These fees could influence the Adviser’s advice to the Registrant as well as the judgment of affiliates of the Adviser, some of whom also serve as the Adviser’s officers and directors and the key real estate and debt finance professionals of Rise Companies. Among other matters, these compensation arrangements could affect their judgment with respect to:

  the continuation, renewal or enforcement of provisions in the LLC Agreement involving the Adviser and its affiliates or the Investment Management Agreement;

  the offering of shares by the Registrant, which entitles the Adviser to a Management Fee and other fees;

  acquisitions of investments and originations of equity or loans at higher purchase prices, which entitle the Adviser to higher acquisition fees and origination fees regardless of the quality or performance of the investment or loan;

  borrowings up to the Registrant’s stated borrowing policy to acquire investments and to originate loans, which borrowings will increase the Management Fee payable by the Registrant to the Adviser;

  whether the Registrant seeks necessary approvals to internalize the Registrant’s management, which may entail acquiring assets (such as office space, furnishings and technology costs) and the key real estate and debt finance professionals of Fundrise Companies who are performing services for the Registrant on behalf of the Adviser for consideration that would be negotiated at that time and may result in these real estate and debt finance professionals receiving more compensation from the Registrant than they currently receive from Rise Companies; and

  whether and when the Registrant merges or consolidates its assets with other funds, including funds affiliated with the Adviser.

Duties Owed by Some of the Registrant’s Affiliates to the Adviser and the Adviser’s Affiliates. The Adviser’s officers and directors and the key real estate and debt finance professionals of Rise Companies performing services on behalf of the Adviser are also officers, directors, managers and/or key professionals of:

  Rise Companies;

  the Adviser;

  Fundrise, LLC;

  other investment programs sponsored by Rise Companies; and

  other Fundrise entities.

As a result, they owe duties to each of these entities, their shareholders, members and limited partners. These duties may from time to time conflict with the duties that they owe to the Registrant.

(a)(3) Each of the Registrant’s portfolio managers receives compensation for his services, including services performed for the Registrant on behalf of the Adviser, from Rise Companies. In an effort to retain key personnel, Rise Companies has structured its compensation plans for portfolio managers (and other key personnel) in a manner that it believes is competitive with other similar investment management firms. The portfolio managers are compensated with a fixed base salary and discretionary bonus based on, among other factors, the overall performance of Rise Companies. The bonus structure is formula driven and is not tied to the investment returns generated by, or the value of assets held in, the Registrant or any of the other accounts managed.

(a)(4) The following table discloses the dollar range of equity securities beneficially owned by the portfolio managers of the Fund as of March 31, 2023.

Name	Dollar Range of Equity Securities in the Fund
Benjamin S. Miller	$ 10,001-50,000
Brandon T. Jenkins	$ 0-10,000
Chris Brauckmuller	$ 0-10,000

Item 9.   Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

There were no repurchases of equity securities by the Sponsor or other affiliated purchasers for this annual reporting period.

Item 10. Submission of Matters to a Vote of Security Holders

As of May 23, 2023, there have been no material changes in the procedures by which Shareholders may recommend nominees to the Board of Directors.

Item 11. Controls and Procedures

(a) The Registrant’s principal executive officer and principal financial officer have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act) are effective as of a date within 90 days of the filing date of this Report, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b) There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

During the period covered by this report, a third-party service provider commenced performing certain accounting and administrative services for the Registrant that are subject to Rise Companies’ oversight.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable.

Item 13. Exhibits

(a)(1) Registrant’s Code of Ethics is filed herewith.

(a)(2) A separate certification for each of the Registrant’s Principal Executive Officer and Principal Financial Officer as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) and Section 302 of the Sarbanes-Oxley Act of 2002 is filed herewith.

(b) Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

Fundrise Growth Tech Fund, LLC

By:	/s/ Benjamin S. Miller
Name: Benjamin S. Miller
Title: President

Date:	May 23, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Benjamin S. Miller
Name: Benjamin S. Miller
Title: Principal Executive Officer

Date:	May 23, 2023

By:	/s/ Alison A Staloch
Name: Alison A. Staloch
Title: Treasurer and Principal Financial/Accounting Officer

Date:	May 23, 2023